Exhibit 10.42

STOCK PURCHASE AGREEMENT

This agreement is dated January 19, 2005 between                      (“Purchaser”), and AVI BioPharma, Inc., a corporation incorporated in the State of Oregon (the “Company”), whereby the parties agree as follows:

The Purchaser shall buy and the Company agrees to sell                      shares (“Shares”) of the Company’s Common Stock (the “Common Stock”) at a price of $3.00 per share for a total amount of $                    .  The Purchaser shall also receive a warrant, in the form of Exhibit A attached hereto, to purchase up to a number of shares equal to 20% of the Shares (or                      Warrant Shares), an exercise price equal to $5.00 and a term of exercise equal to four years, with the initial exercise date being six months from the date of purchase (the “Warrant”).  The Shares, the Warrant and the Warrant Shares (collectively, the “Securities”) have been registered on a registration statement on Form S-3, File No. 333-109015 (the “Registration Statement”), which has been declared effective by the Securities and Exchange Commission, and remains effective as of the date hereof.  A final Prospectus Supplement will be delivered promptly after funding. The Shares, Warrant and Warrant Shares are free of restrictive legends and are free of any resale restrictions.

The Purchaser represents and warrants to the Company:

(a)  The Purchaser is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction set forth on the signature pages attached hereto.

(b)  The Purchaser has the requisite corporate (or other entity) power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof.

(c)  In making its investment decision in this offering, the Purchaser and its advisors, if any, have relied solely on the Company’s public filings as filed with the Securities and Exchange Commission.

(d)  The Purchaser is purchasing the Shares and Warrant for its own account as principal, and not with a view towards distribution of such securities.

(e)  The Purchaser is not a registered broker-dealer.

The Purchaser shall wire the purchase amount to the Company to the account set forth below.

Company Wire Transfer Instructions:

AVI BioPharma, Inc.

4575 SW Research Way, Suite 200

Corvallis, OR 97333

Account # 153591259962

US Bank

1607 Main Street

Vancouver, WA 98660-2975

US Bank contact:  Erik Bjorvik (503) 275-5879

Transmit No. 125000105

Reference:  [FUND NAME]

The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission (“DWAC”) system and shall deliver the Warrant to the Purchaser within 3 business days of receipt of the funds.  The Purchaser’s DWAC instructions are set forth on the signature pages hereto.

The Company hereby makes the following representations and warranties, agreements and covenants to and with the Purchaser:

(a)                                  Authorization; Enforcement; No Conflicts.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of this Agreement, the Warrant, and any other documents or agreements executed in connection with the transactions contemplated hereunder (the “Transaction Documents”), (ii) have or result in a material adverse effect on the results of operations, assets, business or financial condition of the Company and the subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)                                 Filings, Consents and Approvals; Issuance of Securities.  Neither the Company nor any subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings of a Form 8-K disclosing the transaction contemplated hereby, (ii) the filing with the SEC of the prospectus supplement required by the Registration Statement pursuant to Rule 424(b) under the Securities Act of 1933 Act, as amended (the “1933 Act”) (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”), (iii) the application(s) to The Nasdaq National Market (the “Principal Market”) for the listing of the Purchased Shares and the Warrant Shares for trading thereon in the time and manner required thereby, and (iv) applicable Blue Sky filings (collectively, the “Required Approvals”).  “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Company has reserved from its duly authorized capital stock a sufficient number of Warrant Shares to enable it to comply with its exercise obligations under the Warrants.  The issuance by the Company of the Securities has been registered under the 1933 Act and all of the Securities are freely transferable and tradable by the Purchaser without restriction.  The Shares and Warrants are being issued pursuant to the Registration Statement and the issuance of the Shares, the Warrants and the Warrant Shares has been registered by the Company under the 1933 Act.  The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.  The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder and under the Warrants.  Upon receipt of the Securities, the Purchaser will have good and marketable title to such Securities and the Shares and, upon exercise of the Warrants, the Warrant Shares will be freely tradable on the Principal Market.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.  Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market and no stockholder approval is required for the Company to fulfill its obligations under the Transaction Documents.  The Common Stock is currently listed on the Principal Market.

(c)                                  SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of such Registration Statement or any such prospectus, including the Prospectus and the Prospectus Supplement, contain or contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any prospectus in the light of the circumstances under which they were made, not misleading.  To the Company’s knowledge, the Company is in compliance with the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder by all government and regulatory authorities and agencies.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(d)                                 Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and purchase plans.  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.  “Rule 144” means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(e)                                  Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that the Company believes constitutes, nonpublic information.  The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the

Company.  All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(f)                                    Disclosure of Transactions and Other Material Information.  The Company shall, on or before 6.00 pm ET, New York City Time, on January 19, 2005, issue a press release reasonably acceptable to the Purchaser disclosing all material terms of the transactions contemplated hereby and complying with applicable Commission rules.  On or before 8:30 a.m., New York City Time, on the first business day following the execution and delivery of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the form of this Agreement and the Warrant as exhibits to such filing (including all attachments, the “8-K Filing”).  The Company shall not, and shall cause each of its subsidiaries and each of their respective officers, directors, employees and agents, not to, provide the Purchaser with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the press release referred to in the first sentence of this Section without the express written consent of the Purchaser.  Subject to the foregoing, neither the Company nor the Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby nor shall the Company disclose the name of the Purchaser in any filing, announcement, release or otherwise without the Purchaser’s consent; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

(g)                                 Additional Issuances of Securities.  From the date hereof through March 31, 2005, the Company will not, directly or indirectly, except pursuant to its existing employee and director stock and stock option plans (provided that the Company shall not permit during such period the establishment of any Rule 10b5-1 plan), and the existing direct stock purchase plan, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Options or Convertible Securities.  “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.  “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

AVI BioPharma, Inc.

One SW Columbia Street

Suite 1105

Portland, Oregon 97258

Phone: (503) 227-0554

Fax: (503) 227-0751

Attention: Alan P. Timmins, President

With a copy to:

Michael C. Phillips

Davis Wright Tremaine LLP

1300 SW 5th Avenue

24th Floor

Portland OR 97201

Tel: (503) 778-5214

Fax: (503) 778-5299

If to the Purchaser, to its address and facsimile number set forth on the signature page

With a copy to:

Ele Klein, Esq.

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Tel: (212) 756-2000

Fax: (212) 593-5955

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

Successors and Assigns.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, including by merger or consolidation.  The Purchaser shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Survival.  The representations, warranties, agreements and covenants of the Company and the Purchaser contained herein shall survive the delivery and exercise of Securities, as applicable.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Indemnification.

(a)  In consideration of the Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each of its partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a non-governmental third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents other than as a result of the gross negligence or willful misconduct of the Purchaser.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(b)                                 Promptly after receipt by an Indemnitee under this Section of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel at its own expense.  The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities.  The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(c)                                  The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(d)                                 The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVI BIOPHARMA, INC.

By:
Name:
Title:

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:
Place of Incorporation of Purchaser:

Address for Notice of Purchaser:

Purchaser DWAC Instructions: